UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 19, 2021

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value per share	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

XOMA Corporation (the “Company”) held its Annual Stockholders Meeting virtually via live webcast at 9am Pacific Time on May 19, 2021 (the “Annual Meeting”), pursuant to notice duly given. Only stockholders of record as of the close of business on March 26, 2021, were entitled to vote at the Annual Meeting. As of March 26, 2021, the record date for the Annual Meeting, 11,257,756 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 7,007,628 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the seven (7) nominees for election to the Board was elected to serve for a one-year term based upon the following votes:

NAME	FOR	WITHHELD	BROKER NON-VOTE
James R. Neal	6,137,015	30,448	840,165

W. Denman Van Ness	5,623,399	544,064	840,165

Joseph M. Limber	5,698,951	468,512	840,165

Jack L. Wyszomierski	5,676,112	491,351	840,165

Matthew D. Perry	6,126,062	41,401	840,165

Barbara Kosacz	5,942,013	225,450	840,165

Natasha Hernday	6,127,808	39,655	840,165

(b) Proposal 2. The appointment of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN
6,970,369	29,856	7,403

(c) Proposal 3. The amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Preferred Stock from 1,000,000 to 11,000,000 was not approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,994,763	1,168,308	4,392	840,165

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: May 20, 2021	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer